SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 23, 2003

CROWN AMERICAN REALTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12216	25-1713733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PASQUERILLA PLAZA, JOHNSTOWN, PENNSYLVANIA 15901

(Address of principal executive offices)

(814) 536-4441

(Registrant's telephone number)

ITEM 7. Financial Statements And Exhibits.

(c) Exhibits
Exhibit No.

Description

99.1

Press release issued October 23, 2003.

99.2

Supplemental Financial and Operational Information Package for the three and nine months ended September 30, 2003

ITEM 12. Results Of Operations And Financial Condition.

The information contained in this Item 12 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 On October 23, 2003, Crown American Realty Trust (the "Company") issued a press release reporting the financial results of the Company and Supplemental Financial and Operational Information Package for the three and nine months ended September 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and the Supplemental Financial and Operational Information Package is attached to this report as Exhibit 99.2 and both exhibits are incorporated into this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN AMERICAN REALTY TRUST

By: /s/ Terry L. Stevens
Name: Terry L. Stevens
Title: Executive Vice President and
Chief Financial Officer

Date: October 23, 2003